EXPLANATORY NOTE

This filing relates to the WisdomTree U.S. Corporate Bond Fund, WisdomTree U.S. Short-Term Corporate Bond Fund, WisdomTree U.S. High Yield Corporate Bond Fund, and WisdomTree U.S. Short-Term High Yield Corporate Bond Fund (the “Funds”), each a series of WisdomTree Trust (the “Trust”). The sole purpose of the filing is to file as an Exhibit to the Trust’s Registration Statement, risk/return summary information in interactive data format for the Funds.

   Exhibit Index

Exhibit No.
EX-101.INS	XBRL Instance Document
EX-101.SCH	XBRL Taxonomy Extension Schema Document
EX-101.CAL	XBRL Taxonomy Extension Calculation Linkbase
EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase
EX-101.LAB	XBRL Taxonomy Extension Labels Linkbase
EX-101.PRE	XBRL Taxonomy Extension Presentation Linkbase